UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

      FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
          MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02277_

Value Line Income and Growth Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item I.  Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/12 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 7 Times Square 21st Floor New York, NY 10036-6524	A N N U A L R E P O R T
D e c e m b e r 3 1 , 2 0 1 2

DISTRIBUTOR	EULAV Securities LLC
7 Times Square 21st Floor
New York, NY 10036-6524
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue	Value Line Income and Growth Fund, Inc.
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00090994

Value Line Income and Growth Fund, Inc.

To Our Value Line Income

To Our Shareholders (unaudited):

Enclosed is your annual report for the twelve month period ending December 31, 2012. We encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Income and Growth Fund, Inc. (the “Fund”) had a total return of 10.62% for 2012. This compares to a total return of 11.29% for the 60/40 Standard & Poor’s 500/Barclay’s US Aggregate Bond Index(1) for the same period.

The Fund’s asset allocation at the end of December 2012 had a weighting of 69% in stocks and bonds convertible into common stock, 28% in fixed income securities and 3% in cash equivalents.

The year started off well for the stock market as signs of improvement in employment, housing, good corporate earnings reports, and a more constructive view of the European debt crisis were important factors driving the rally. During this time, riskier assets and higher beta stocks generally outperformed historically less volatile groups. The “risk-on” trade was in full swing as investors became more comfortable with the state of and outlook for the US economy. May brought a correction of more than 6% for the S&P 500 Index as the “risk-on” trade faded. Those riskier assets and higher beta stocks that led the earlier rally generally suffered the most during the May correction as less volatile sectors outperformed. The market proceeded to stage an impressive rally from the beginning of June through October in anticipation of yet another monetary easing by the Federal Reserve, this time known as QE3. After the announcement of the Fed’s latest effort to help the economy, stocks initially rose. However, shortly thereafter, share prices began to fade as the anticipation of the news wore off and the market began to refocus on more fundamental issues like sluggish global economic growth, election uncertainties, and of course the dreaded “fiscal cliff”. The S&P 500 ended the year with a solid positive return of 16% for its fourth year in a row of positive gains.

Fixed income securities also had a positive year in 2012. Corporate bonds outpaced other types of fixed income securities while mortgage related and US Treasury securities also posted positive returns. Having a lowering weighting in fixed income versus stocks for 2012 was a good investment decision for the Fund as stocks far outpaced fixed income in total return for the year. We continue to favor stocks over most fixed income securities and continue to weigh the portfolio accordingly.

All but one sector of the Fund posted positive returns for the year. Overall results benefitted from good stock selection in the Consumer Staples, Energy, Industrials and Healthcare sectors. However, while most returns were positive, stock selection in the Consumer Discretionary, Materials, and Telecommunication sectors underperformed their peers in the Index.

Value Line Income and Growth Fund, Inc.

and Growth Fund Shareholders

At the end of December, the Fund was over weighted versus its Index in Utilities, where many stocks with higher dividend yields reside, Consumer Staples, and Industrials. The Fund was underweighted in technology and financials.

Our investment process continues to emphasize stocks with healthy and growing dividend yields selling at reasonable valuation levels with healthy balance sheets and positive cash flows. In our fixed income investments, we continue to favor high quality corporate bonds and US Treasuries.

We believe the current environment is especially conducive to a well-diversified balanced approach to investing. Our goal is to preserve capital in the short term while generating solid total returns (income plus capital appreciation) in the longer term across economic cycles.

Thank you for investing with the Value Line Funds.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Mark Spellman
Mark Spellman, Portfolio Manager

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objectives, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our fund’s prospectus can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

(1)
The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

The Barclay’s Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

Value Line Income and Growth Fund, Inc.

To Our Value Line Income and Growth Fund Shareholders

Economic Highlights (unaudited)

The S&P 500 gained 16.0% in 2012, making this the benchmark index’s largest annual return since 2009 and the fourth-largest return in the last decade. This performance was particularly impressive given the pre-election uncertainties, yearend concerns regarding the fiscal cliff, and the lingering sovereign debt issues in Europe.

At home, GDP grew 2.2% for the year, indicating an economy firmly in a mid-cycle expansion. The consumer showed renewed vigor during the holiday shopping season with retail sales exceeding expectations and increasing 4.7% year-over-year. While consumer spending ended 2012 on a high note, ongoing fiscal uncertainty and tax increases could rein in consumer spending in 2013. Consumers’ growing unease can be seen in the December decline in the Consumer Confidence Index. The financial impact of the increase in the payroll tax undoubtedly contributed to this decline in Consumer Confidence.

The labor market has been improving at a measured pace. The national unemployment rate stood at 7.8% at yearend, though with significant variation among the states. While 15 states posted unemployment rates under 6%, there were 5 states, including California, with rates still exceeding 9%. Despite the improvement over 2011’s 8.5% unemployment rate, job creation was not strong enough for the Fed to alter its economic stimulus policy of keeping short term interest rates at extremely low levels. The Fed announced in December that future monetary tightening would be contingent on the unemployment rate falling below 6.5% or inflation breaching 2.5%.

Despite the growing economy, inflationary pressures have remained modest. Consumer prices remained in check, with headline prices rising 1.7% on a year-over-year basis. Limited wage growth has contributed to the relatively benign inflationary environment.

The housing market continues to be a bright spot for the economy. The residential housing recovery continued to gain steam, with construction in December resulting in new housing starts that were nearly 40% higher than a year earlier. Housing prices continued their upward march with price increases in 20 metropolitan areas over the last 12 months. This rising wealth effect stemming from high home values may offset some of the headwinds for the consumer from the recent tax policy changes.

Value Line Income and Growth Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the 60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index, (the “Index”). The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Income and Growth Fund, Inc. and
60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/12	10.62%	$11,062
5 years ended 12/31/12	3.20%	$11,704
10 years ended 12/31/12	8.18%	$21,944

*	The 60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Income and Growth Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/12	Ending account value 12/31/12	Expenses paid during period 7/1/12 thru 12/31/12*

Actual	$1,000.00	$1,055.88	$6.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.23	$5.96

*
Expenses are equal to the Fund’s annualized expense ratio of 1.17% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Income and Growth Fund, Inc.

Portfolio Highlights at December 31, 2012 (unaudited)

Ten Largest Holdings

Issue	Shares/Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Notes, 3.63%, 2/15/20	$3,000,000	$3,505,314	1.2%
U.S. Treasury Notes, 2.13%, 8/15/21	$3,000,000	$3,153,750	1.1%
U.S. Treasury Notes, 1.38%, 11/30/18	$3,000,000	$3,079,686	1.0%
U.S. Treasury Notes, 1.00%, 9/30/16	$3,000,000	$3,057,186	1.0%
U.S. Treasury Notes, 1.00%, 10/31/16	$3,000,000	$3,057,186	1.0%
U.S. Treasury Notes, 0.50%, 10/15/14	$3,000,000	$3,013,593	1.0%
Exxon Mobil Corp.	34,000	$2,942,700	1.0%
U.S. Treasury Bonds, 3.75%, 8/15/41	$2,500,000	$2,938,280	1.0%
Procter & Gamble Co. (The)	42,000	$2,851,380	1.0%
Google, Inc. Class A	4,000	$2,837,480	1.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*      Sector weightings exclude short-term investments.

Value Line Income and Growth Fund, Inc.

Schedule of Investments	December 31, 2012

Shares		Value
COMMON STOCKS (63.2%)

	CONSUMER DISCRETIONARY (7.0%)
35,000	Brinker International, Inc.	$1,084,650
18,000	Coach, Inc.	999,180
42,000	Comcast Corp. Class A	1,509,900
31,000	DIRECTV *	1,554,960
25,500	Genuine Parts Co.	1,621,290
15,000	Home Depot, Inc.	927,750
35,000	Las Vegas Sands Corp.	1,615,600
43,000	Lowe’s Cos., Inc.	1,527,360
29,000	McDonald’s Corp.	2,558,090
135,000	Staples, Inc.	1,539,000
26,000	Target Corp.	1,538,420
13,000	Time Warner Cable, Inc.	1,263,470
33,000	TJX Companies, Inc. (The)	1,400,850
28,000	Walt Disney Co. (The)	1,394,120
		20,534,640

	CONSUMER STAPLES (7.5%)
32,000	Coca-Cola Co. (The)	1,160,000
33,000	ConAgra Foods, Inc.	973,500
22,000	CVS Caremark Corp.	1,063,700
23,000	Dr. Pepper Snapple Group, Inc.	1,016,140
51,000	General Mills, Inc.	2,060,910
17,000	H.J. Heinz Co.	980,560
34,000	Hormel Foods Corp.	1,061,140
16,000	Ingredion, Inc.	1,030,880
74,000	Kroger Co. (The)	1,925,480
27,000	PepsiCo, Inc.	1,847,610
42,000	Procter & Gamble Co. (The)	2,851,380
92,000	Safeway, Inc. (1)	1,664,280
18,000	Sanderson Farms, Inc. (1)	855,900
32,000	Wal-Mart Stores, Inc.	2,183,360
44,000	Walgreen Co.	1,628,440
		22,303,280

	ENERGY (7.0%)
36,000	Boardwalk Pipeline Partners L.P.	896,400
20,000	Chevron Corp.	2,162,800
26,000	ConocoPhillips	1,507,740
19,000	Devon Energy Corp.	988,760
33,000	Diamond Offshore Drilling, Inc. (1)	2,242,680
17,955	Ensco PLC Class A	1,064,372

Shares		Value

21,000	Enterprise Products Partners L.P.	$1,051,680
34,000	Exxon Mobil Corp.	2,942,700
16,500	Hess Corp.	873,840
18,500	Marathon Petroleum Corp.	1,165,500
7,500	Phillips 66	398,250
14,000	Royal Dutch Shell PLC ADR	992,460
33,000	Schlumberger Ltd.	2,286,570
21,000	Total S.A. ADR	1,092,210
22,000	TransCanada Corp. (1)	1,041,040
		20,707,002

	FINANCIALS (8.4%)
21,000	Ameriprise Financial, Inc.	1,315,230
25,000	Bank of Montreal	1,532,500
8,000	BlackRock, Inc.	1,653,680
120,000	Charles Schwab Corp. (The)	1,723,200
22,000	Digital Realty Trust, Inc.	1,493,580
58,000	Discover Financial Services	2,235,900
26,000	Health Care REIT, Inc.	1,593,540
64,000	JPMorgan Chase & Co.	2,814,080
11,000	M&T Bank Corp.	1,083,170
17,000	PartnerRe Ltd.	1,368,330
117,000	People’s United Financial, Inc.	1,414,530
30,000	Prudential Financial, Inc.	1,599,900
35,000	State Street Corp.	1,645,350
73,000	U.S. Bancorp	2,331,620
32,000	Wells Fargo & Co.	1,093,760
		24,898,370

	HEALTH CARE (7.3%)
9,000	Amgen, Inc.	776,880
13,000	Becton, Dickinson & Co.	1,016,470
30,000	Bristol-Myers Squibb Co.	977,700
20,000	Eli Lilly & Co.	986,400
30,000	Gilead Sciences, Inc. *	2,203,500
37,000	Johnson & Johnson	2,593,700
11,000	Laboratory Corporation of America Holdings *	952,820
49,000	Merck & Co., Inc.	2,006,060
16,000	Novartis AG ADR	1,012,800
104,000	Pfizer, Inc.	2,608,320
31,000	Sanofi-Aventis ADR	1,468,780
46,437	Teva Pharmaceutical Industries Ltd. ADR	1,733,958
17,000	Thermo Fisher Scientific, Inc.	1,084,260

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2012

Shares		Value
18,500	UnitedHealth Group, Inc.	$1,003,440
13,000	Watson Pharmaceuticals, Inc. *	1,118,000
		21,543,088

	INDUSTRIALS (7.6%)
35,000	ADT Corp. (The)	1,627,150
11,000	Canadian National Railway Co.	1,001,110
42,000	Chicago Bridge & Iron Co. N.V.	1,946,700
24,000	Cintas Corp.	981,600
18,000	Emerson Electric Co.	953,280
14,600	FedEx Corp.	1,339,112
14,000	General Dynamics Corp.	969,780
16,000	Illinois Tool Works, Inc.	972,960
11,000	Lockheed Martin Corp.	1,015,190
14,000	MSC Industrial Direct Co., Inc. Class A	1,055,320
15,000	Northrop Grumman Corp.	1,013,700
43,000	Raytheon Co.	2,475,080
53,000	Republic Services, Inc.	1,554,490
16,000	Rockwell Collins, Inc.	930,720
26,000	Tyco International Ltd.	760,500
13,000	Union Pacific Corp.	1,634,360
26,000	United Technologies Corp.	2,132,260
		22,363,312

	INFORMATION TECHNOLOGY (11.1%)
31,000	Accenture PLC Class A	2,061,500
27,000	Adobe Systems, Inc. *	1,017,360
3,000	Apple, Inc.	1,599,090
25,000	Automatic Data Processing, Inc.	1,425,250
48,000	Avago Technologies Ltd.	1,519,680
22,000	BMC Software, Inc. *	872,520
27,000	Check Point Software Technologies Ltd. *	1,286,280
16,000	Citrix Systems, Inc. *	1,052,000
19,500	Cognizant Technology Solutions Corp. Class A *	1,443,975
36,000	eBay, Inc. *	1,836,720
62,442	EMC Corp. *	1,579,783
4,000	Google, Inc. Class A *	2,837,480
37,000	Harris Corp.	1,811,520
129,000	Intel Corp.	2,661,270
11,000	International Business Machines Corp.	2,107,050

Shares		Value
87,000	Microsoft Corp.	$2,325,510
62,000	Oracle Corp.	2,065,840
25,000	SAP AG ADR (1)	2,009,500
38,000	TE Connectivity Ltd.	1,410,560
		32,922,888

	MATERIALS (2.4%)
15,000	BHP Billiton Ltd. ADR (1)	1,176,600
35,000	E. I. du Pont de Nemours & Co.	1,573,950
40,000	Potash Corporation of Saskatchewan, Inc.	1,627,600
21,000	Rockwood Holdings, Inc.	1,038,660
90,000	Yamana Gold, Inc. (1)	1,548,900
		6,965,710

TELECOMMUNICATION SERVICES (1.9%)
80,000	AT&T, Inc.	2,696,800
35,000	BCE, Inc.	1,502,900
35,000	Verizon Communications, Inc.	1,514,450
		5,714,150

	UTILITIES (3.0%)
23,500	AGL Resources, Inc.	939,295
23,000	American Electric Power Company, Inc.	981,640
23,500	American States Water Co. (1)	1,127,530
41,000	CMS Energy Corp.	999,580
16,000	Sempra Energy	1,135,040
19,000	Southern Co.	813,390
55,000	TECO Energy, Inc.	921,800
27,000	Wisconsin Energy Corp.	994,950
34,000	Xcel Energy, Inc.	908,140
		8,821,365
	TOTAL COMMON STOCKS
	(COST $150,236,517) (63.2%)	186,773,805

PREFERRED STOCKS (0.0%)

	FINANCIALS (0.0%)
5,000	MetLife, Inc. Series B, 6.50%	126,050

	TOTAL PREFERRED STOCKS
	(COST $125,000) (0%)	126,050

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
CONVERTIBLE PREFERRED STOCKS (1.9%)

	CONSUMER DISCRETIONARY (0.2%)
4,000	General Motors Co., Convertible Fixed, Series B, 4.75% (1)	$176,520
7,000	Goodyear Tire & Rubber Co. (The), 5.88% (1)	330,470
		506,990

	CONSUMER STAPLES (0.1%)
4,000	Bunge Ltd., 4.88%	407,000

	ENERGY (0.5%)
33,500	Apache Corp., Convertible Fixed, Series D, 6.00% (1)	1,530,950

	FINANCIALS (1.1%)
6,000	AMG Capital Trust II, Convertible Fixed, 5.15%	283,125
51,000	Hartford Financial Services Group, Inc. (The), Series F, 7.25%	1,053,150
250	Huntington Bancshares, Inc., Series A, 8.50%	307,500
1,000	KeyCorp, Series A, 7.75% (1)	125,250
16,000	MetLife, Inc., 5.00%	711,520
7,000	UBS AG, Convertible Fixed, 6.75% (1)	75,907
250	Wells Fargo & Co. Series L, 7.50%	306,250
6,000	Wintrust Financial Corp., 7.50%	322,680
		3,185,382

	HEALTH CARE (0.0%)
1,800	National Healthcare Corp. Series A, 0.80%	27,720

	TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,965,595) (1.9%)	5,658,042

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (11.6%)
$2,500,000	U.S. Treasury Bonds, 3.75%, 8/15/41	$2,938,280
250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	241,406
2,000,000	U.S. Treasury Notes, 0.13%, 12/31/13	1,998,750
3,000,000	U.S. Treasury Notes, 0.50%, 10/15/14	3,013,593
2,000,000	U.S. Treasury Notes, 0.38%, 11/15/14	2,004,688
2,000,000	U.S. Treasury Notes, 0.38%, 4/15/15	2,003,594
3,000,000	U.S. Treasury Notes, 1.00%, 9/30/16	3,057,186
3,000,000	U.S. Treasury Notes, 1.00%, 10/31/16	3,057,186
1,000,000	U.S. Treasury Notes, 0.88%, 11/30/16	1,014,141
1,000,000	U.S. Treasury Notes, 0.63%, 5/31/17	1,001,562
2,000,000	U.S. Treasury Notes, 1.38%, 9/30/18	2,055,938
3,000,000	U.S. Treasury Notes, 1.38%, 11/30/18	3,079,686
3,000,000	U.S. Treasury Notes, 3.63%, 2/15/20	3,505,314
3,000,000	U.S. Treasury Notes, 2.13%, 8/15/21	3,153,750
1,000,000	U.S. Treasury Notes, 2.00%, 11/15/21	1,037,891
1,000,000	U.S. Treasury Notes, 2.00%, 2/15/22	1,034,141
	TOTAL U.S. TREASURY OBLIGATIONS (COST 33,108,112) (11.6%)	34,197,106

COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
500,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	513,092
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	265,596

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2012

Principal Amount		Value
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $777,930) (0.3%)	$778,688

CORPORATE BONDS & NOTES (7.4%)
	BASIC MATERIALS (0.4%)
$625,000	PPG Industries, Inc., Senior Unsecured Notes, 3.60%, 11/15/20	673,994
560,000	Southern Copper Corp., Senior Unsecured Notes, 6.38%, 7/27/15	621,718
		1,295,712
	COMMUNICATIONS (1.0%)
500,000	Google, Inc., Senior Unsecured Notes, 2.13%, 5/19/16	522,101
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 12/15/20	270,433
1,000,000	Time Warner Cable, Inc., Guaranteed Notes, 5.85%, 5/1/17	1,181,318
333,000	Viacom, Inc., Senior Unsecured Notes, 4.38%, 9/15/14	352,819
500,000	Walt Disney Co. (The) MTN, Senior Unsecured Notes, 2.35%, 12/1/22	504,592
		2,831,263
	CONSUMER, CYCLICAL (0.6%)
500,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 2.13%, 4/15/16	518,681
250,000	Marriott International, Inc., Senior Unsecured Notes, 3.25%, 9/15/22	250,074
500,000	McDonald’s Corp. MTN, Senior Unsecured Notes, 3.63%, 5/20/21	559,285
500,000	Nordstrom, Inc., Senior Unsecured Notes, 4.75%, 5/1/20	580,478
		1,908,518

Principal Amount		Value
	CONSUMER, NON-CYCLICAL (1.0%)
$250,000	Avon Products, Inc., Senior Unsecured Notes, 5.63%, 3/1/14	$261,077
500,000	Diageo Capital PLC, Guaranteed Notes, 5.75%, 10/23/17	602,384
500,000	Humana, Inc., Senior Notes, 6.45%, 6/1/16	567,935
600,000	Medtronic, Inc., Senior Unsecured Notes, 4.75%, 9/15/15	664,858
500,000	PepsiCo, Inc., Senior Unsecured Notes, 4.00%, 3/5/42	517,160
300,000	Teva Pharmaceutical Finance Co. LLC, Guaranteed Notes, 5.55%, 2/1/16	339,547
		2,952,961
	ENERGY (0.4%)
500,000	Devon Energy Corp., Senior Unsecured Notes, 2.40%, 7/15/16	517,880
250,000	Marathon Oil Corp., Senior Unsecured Notes, 2.80%, 11/1/22	251,549
250,000	Phillips 66, Senior Unsecured Notes, 4.30%, 4/1/22 (2)	279,355
		1,048,784
	FINANCIAL (2.2%)
250,000	Aflac, Inc., Senior Unsecured Notes, 2.65%, 2/15/17	262,805
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	285,405
250,000	Bank of Montreal MTN, Senior Unsecured Notes, 2.50%, 1/11/17	262,059
500,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21 (1)	550,778
500,000	BlackRock, Inc., Senior Unsecured Notes, 3.50%, 12/10/14	528,058

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Principal Amount		Value
$250,000	Citigroup, Inc., Senior Unsecured Notes, 5.85%, 7/2/13	$256,376
500,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 4.65%, 10/17/21	570,518
500,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 1/24/22	591,106
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 4.50%, 1/24/22	565,618
500,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	545,481
350,000	PNC Funding Corp., Guaranteed Notes, 3.30%, 3/8/22	368,975
1,000,000	ProLogis, Senior Unsecured Notes, 6.25%, 3/15/17	1,150,484
168,000	Wachovia Bank NA, Subordinated Notes, 4.80%, 11/1/14	180,323
500,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	533,326
		6,651,312

	INDUSTRIAL (0.8%)
369,000	Boeing Co. (The), Senior Unsecured Notes, 3.75%, 11/20/16	407,586
500,000	Danaher Corp., Senior Unsecured Notes, 3.90%, 6/23/21	562,581
250,000	Ryder System, Inc. MTN, Senior Unsecured Notes, 3.50%, 6/1/17	266,125
614,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 3.20%, 3/1/16	652,052
500,000	Union Pacific Corp., Senior Unsecured Notes, 4.00%, 2/1/21	560,525
		2,448,869

Principal Amount		Value

	TECHNOLOGY (0.2%)
$500,000	Intel Corp., Senior Unsecured Notes, 3.30%, 10/1/21	$530,181

	UTILITIES (0.8%)
250,000	Carolina Power & Light Co., 2.80%, 5/15/22	256,730
1,000,000	Dominion Resources, Inc., Senior Unsecured Notes, 2.25%, 9/1/15	1,036,192
250,000	Florida Power & Light Co., 4.05%, 6/1/42	260,370
500,000	Sempra Energy, Senior Unsecured Notes, 2.00%, 3/15/14	507,565
250,000	South Carolina Electric & Gas Co., 4.35%, 2/1/42	263,888
		2,324,745
	TOTAL CORPORATE BONDS & NOTES
	(COST $20,747,858) (7.4%)	21,992,345
CONVERTIBLE CORPORATE BONDS & NOTES (4.2%)
	BASIC MATERIALS (0.2%)
100,000	Allegheny Technologies, Inc., Convertible Fixed, 4.25%, 6/1/14 (1)	108,937
100,000	ArcelorMittal, Senior Notes, 5.00%, 5/15/14	103,938
350,000	Steel Dynamics, Inc., Guaranteed Notes, 5.13%, 6/15/14	380,844
		593,719

	COMMUNICATIONS (0.3%)
300,000	Equinix, Inc., Convertible Fixed, 4.75%, 6/15/16	758,812
100,000	VeriSign, Inc., Junior Subordinated Debentures, 3.25%, 8/15/37 (2)	126,125
		884,937

	CONSUMER, CYCLICAL (0.3%)
150,000	Home Inns & Hotels Management, Inc., Senior Notes, 2.00%, 12/15/15 (2)	128,906

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2012

Principal Amount		Value
$200,000	International Game Technology, Senior Unsecured Notes, 3.25%, 5/1/14	$208,625
200,000	MGM Resorts International, Guaranteed Senior Notes, 4.25%, 4/15/15	211,625
200,000	Morgans Hotel Group Co., Convertible Fixed, 2.38%, 10/15/14	188,500
300,000	Navistar International Corp., Senior Subordinated Notes, 3.00%, 10/15/14 (1)	273,938
		1,011,594

	CONSUMER, NON-CYCLICAL (1.1%)
1,000,000	Alere, Inc., Convertible Fixed, 3.00%, 5/15/16	935,000
150,000	Alliance Data Systems Corp., Fixed, 1.75%, 8/1/13	276,656
350,000	Avis Budget Group, Inc., Convertible Fixed, 3.50%, 10/1/14	479,281
100,000	Gilead Sciences, Inc., Convertible Fixed, Series D, 1.63%, 5/1/16	168,625
200,000	Greatbatch, Inc., Convertible Fixed, 2.25%, 6/15/13	200,250
200,000	Hologic, Inc., Senior Notes, 2.00%, 12/15/37 (3)	199,375
300,000	Insulet Corp., Senior Unsecured Notes, 3.75%, 6/15/16	325,688
123,000	Salix Pharmaceuticals Ltd., Senior Unsecured Notes, 2.75%, 5/15/15	140,681
300,000	Smithfield Foods, Inc., Senior Notes, 4.00%, 6/30/13	317,813
200,000	Spartan Stores, Inc., Senior Notes, 3.38%, 5/15/27	198,125
		3,241,494

	ENERGY (0.3%)
250,000	Goodrich Petroleum Corp., Senior Unsecured Notes, 5.00%, 10/1/29	234,688
250,000	Hornbeck Offshore Services, Inc., Guaranteed Notes, 1.63%, 11/15/26 (3)	252,500

Principal Amount		Value
$300,000	Peabody Energy Corp., Junior Subordinate Debentures, 4.75%, 12/15/41 (1)	$288,937
		776,125

	FINANCIAL (0.4%)
150,000	Digital Realty Trust LP, Guaranteed Notes, 5.50%, 4/15/29 (2)	254,344
300,000	Fidelity National Financial, Inc. 4.25%, 8/15/18	383,625
100,000	ProLogis, Guaranteed Notes, 3.25%, 3/15/15	113,312
200,000	SL Green Operating Partnership LP, Convertible Fixed, 3.00%, 10/15/17 (2)	224,125
200,000	Tower Group, Inc., Senior Notes Convertible, 5.00%, 9/15/14	202,250
		1,177,656

	INDUSTRIAL (0.4%)
100,000	AGCO Corp., Senior Subordinated Notes, 1.25%, 12/15/36	126,375
150,000	Alliant Techsystems, Inc., Guaranteed Notes, 3.00%, 8/15/24	158,438
250,000	Bristow Group, Inc., Guaranteed Notes, 3.00%, 6/15/38	265,625
200,000	EnerSys, Senior Notes, 3.38%, 6/1/38 (3)	233,625
150,000	MasTec, Inc., Convertible Fixed, 4.00%, 6/15/14	246,375
300,000	Trinity Industries, Inc., Subordinated Notes Convertible, 3.88%, 6/1/36	335,437
		1,365,875

	TECHNOLOGY (1.2%)
350,000	CACI International, Inc., Senior Subordinate Debenture, 2.13%, 5/1/14 (1)	392,000
350,000	CSG Systems International, Inc., Senior Subordinate Debenture, 3.00%, 3/1/17 (2)	366,187

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Principal Amount		Value
$200,000	DST Systems, Inc., Convertible, 4.13%, 8/15/23 (3)	$261,375
150,000	Intel Corp., Junior Subordinated Notes, 3.25%, 8/1/39	175,781
200,000	Lam Research Corp., Senior Unsecured Notes, 1.25%, 5/15/18 (1)	197,625
350,000	ON Semiconductor Corp., Senior Subordinated Notes, 2.63%, 12/15/26	357,438
150,000	SanDisk Corp., Senior Unsecured Notes, 1.50%, 8/15/17 (1)	174,000
200,000	Xilinx, Inc., Senior Notes, 2.63%, 6/15/17	272,250
1,000,000	Xilinx, Inc., Subordinated Debentures, 3.13%, 3/15/37	1,266,875
		3,463,531
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES
	(COST $11,252,882) (4.2%)	12,514,931
LONG-TERM MUNICIPAL SECURITIES (0.4%)
	CALIFORNIA (0.2%)
250,000	California State Department of Water Resources, Revenue Bonds, 2.44%, 12/1/21	251,538
255,000	California State, Build America Bond, General Obligation Unlimited, 7.50%, 4/1/34	353,710
		605,248
	NEW YORK (0.1%)
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	211,893
	PUERTO RICO (0.1%)
250,000	Government Development Bank for Puerto Rico, Revenue Bonds, Senior Notes, Ser. B, 4.70%, 5/1/16	247,500
	TOTAL LONG-TERM MUNICIPAL SECURITIES
	(COST $1,042,058) (0.4%)	1,064,641

Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS AND GOVERNMENT SPONSORED OBLIGATIONS (8.7%)
$500,000	Federal Home Loan Bank, 1.13%, 3/10/17	$508,920
1,000,000	Federal Home Loan Bank, 5.38%, 11/15/17	1,213,336
250,000	Federal Home Loan Bank, 3.13%, 12/8/17	277,815
175,000	Federal Home Loan Bank, 2.75%, 6/8/18	190,987
250,000	Federal Home Loan Bank, 1.63%, 2/27/19	258,727
415,000	Federal Home Loan Bank, 4.13%, 12/13/19	491,796
500,000	Federal Home Loan Bank, 2.00%, 11/18/20	513,754
900,242	Federal Home Loan Mortgage Corporation Pool #A96409, 3.50%, 1/1/41	958,057
330,585	Federal Home Loan Mortgage Corporation Pool #G06168, 3.50%, 11/1/40	351,815
1,500,000	Federal Home Loan Mortgage Corporation Pool #G08477, 3.50%, 2/1/42	1,596,332
964,940	Federal Home Loan Mortgage Corporation Pool #G08488, 3.50%, 4/1/42	1,029,020
476,479	Federal Home Loan Mortgage Corporation Pool #J17969, 3.00%, 2/1/27	502,854
1,232,364	Federal Home Loan Mortgage Corporation Pool #Q04096, 4.00%, 10/1/41	1,317,544
1,399,462	Federal Home Loan Mortgage Corporation Pool #Q06884, 3.50%, 3/1/42	1,492,399
114,448	Federal Home Loan Mortgage Corporation Pool #Q11077, 3.50%, 9/1/42	122,048
502,901	Federal Home Loan Mortgage Corporation Pool #Q11230, 3.50%, 9/1/42	536,298
1,000,000	Federal Home Loan Mortgage Corporation Pool TBA, 3.00%, 1/1/43	1,045,469

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2012

Principal
Amount		Value
$2,000,000	Federal National Mortgage Association, 2.00%, 9/21/15	$2,087,450
1,251,340	Federal National Mortgage Association Pool #AB1796, 3.50%, 11/1/40	1,335,172
917,150	Federal National Mortgage Association Pool #AB3900, 3.00%, 11/1/26	968,769
37,310	Federal National Mortgage Association Pool #AB3943, 4.00%, 11/1/41	40,047
795,555	Federal National Mortgage Association Pool #AE3040, 4.00%, 9/1/40	853,677
1,241,577	Federal National Mortgage Association Pool #AE9759, 4.00%, 12/1/40	1,332,286
37,522	Federal National Mortgage Association Pool #AK6513, 4.00%, 3/1/42	40,721
2,491,307	Federal National Mortgage Association Pool #AQ0287, 3.00%, 10/1/42	2,613,071
457,015	Federal National Mortgage Association Pool #AQ1853, 3.00%, 11/1/42	479,352
1,038,360	Federal National Mortgage Association Pool #AQ3163, 3.00%, 11/1/42	1,089,111
134,060	Government National Mortgage Association I Pool #539285, 3.00%, 5/15/42	142,715
664,800	Government National Mortgage Association I Pool #553450, 3.00%, 1/15/42	707,719
197,568	Government National Mortgage Association I Pool #744842, 3.00%, 5/15/42	210,323
1,411,283	Government National Mortgage Association I Pool #AA0448, 3.50%, 5/15/42	1,534,800

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND GOVERNMENT SPONSORED OBLIGATIONS
	(Cost $25,635,956) (8.7%)	25,842,384

Principal
Amount		Value

SHORT-TERM INVESTMENTS (7.7%)
	REPURCHASE AGREEMENTS (3.1%)
$9,200,000	With Morgan Stanley, 0.15%, dated 12/31/12, due 01/02/13, delivery value $9,200,077 (collateralized by $9,390,000 U.S. Treasury Notes 0.125%due 12/31/13, with a value of $9,384,563)	$9,200,000
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (4.6%)
	JOINT REPURCHASE AGREEMENTS (4.6%)
5,787,116	Joint Repurchase Agreement with Morgan Stanley, 0.18%, dated 12/31/12, due 01/02/13, delivery value $5,787,174 (collateralized by $5,902,862 U.S. Treasury Notes 2.750% - 3.250% due 07/31/16 - 02/15/19, with a value of $5,843,705)	5,787,116
1,860,145	Joint Repurchase Agreement with Barclays, 0.20%, dated 12/31/12, due 01/02/13, delivery value $1,860,165 (collateralized by $1,897,350 U.S. Treasury Note 2.000% due 01/31/16, with a value of $1,882,433)	1,860,145
5,993,799	Joint Repurchase Agreement with Credit Suisse First Boston, 0.20%, dated 12/31/12, due 01/02/13, delivery value $5,993,866 (collateralized by $6,114,234 U.S. Treasury Note 3.625% due 08/15/19, with a value of $6,043,770)	5,993,799

	TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
	(Cost $13,641,060) (4.6%)	13,641,060

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Value

TOTAL SHORT-TERM INVESTMENTS
(Cost $22,841,060) (7.7%)	$22,841,060

TOTAL INVESTMENT SECURITIES (105.4%)
(Cost $271,732,968)	311,789,052
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.4%)	(16,083,793)
NET ASSETS (100%)	$295,705,259
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE
($295,705,259 ÷ 34,105,955 shares outstanding)	$8.67

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of December 31, 2012, the market value of the securities on loan was $14,055,582.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(3)	Step Bond - The rate shown is as of December 31, 2012 and will reset at a future date.
ADR	American Depositary Receipt.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.
TBA	To Be Announced.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Assets and Liabilities at December 31, 2012

Assets:
Investment securities, at value (Cost - $248,891,908) (securities on loan, at value, $14,055,582)	$288,947,992
Repurchase agreement (Cost - $22,841,060)	22,841,060
Interest and dividends receivable	810,591
Receivable for capital shares sold	28,767
Prepaid expenses	13,536
Receivable for securities lending income	10,460
Other receivables	736
Total Assets	312,653,142
Liabilities:
Payable upon return of securities on loan	14,199,538
Payable for securities purchased	1,180,370
Due to custodian	898,059
Payable for capital shares redeemed	288,349
Dividends payable to shareholders	455
Accrued expenses:
Advisory fee	162,684
Service and distribution plan fees	49,572
Sub-transfer agent fees	4,583
Directors’ fees and expenses	1,267
Other	163,006
Total Liabilities	16,947,883
Net Assets	$295,705,259

Net assets consist of:
Capital stock, at $1.00 par value (authorized 75,000,000, outstanding 34,105,955 shares)	$34,105,955
Additional paid-in capital	219,625,054
Distributions in excess of net investment income	(13,378)
Accumulated net realized gain on investments and foreign currency	1,931,748
Net unrealized appreciation of investments and foreign currency translations	40,055,880
Net Assets	$295,705,259
Net Asset Value, Offering and Redemption Price per Outstanding Share ($295,705,259 ÷ 34,105,955 shares outstanding)	$8.67

Statement of Operations for the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $72,983)	$5,409,193
Interest	2,496,017
Securities lending income	66,329
Total Income	7,971,539
Expenses:
Advisory fee	2,027,879
Service and distribution plan fees	760,723
Auditing and legal fees	255,713
Transfer agent fees	162,285
Printing and postage	143,210
Directors’ fees and expenses	67,072
Custodian fees	62,124
Insurance	37,289
Registration and filing fees	30,462
Sub-transfer agent fees	28,399
Other	50,418
Total Expenses Before Fees Waived and Custody Credits	3,625,574
Less: Service and Distribution Plan Fees Waived	(152,145)
Less: Custody Credits	(289)
Net Expenses	3,473,140
Net Investment Income	4,498,399

Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	13,218,671
Change in Net Unrealized Appreciation/(Depreciation)	13,315,963
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	26,534,634
Net Increase in Net Assets from Operations	$31,033,033

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets for the Years Ended December 31, 2012 and 2011

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Operations:
Net investment income	$4,498,399	$3,915,270
Net realized gain on investments and foreign currency	13,218,671	10,283,391
Change in net unrealized appreciation/(depreciation)	13,315,963	(16,535,396)
Net increase/(decrease) in net assets from operations	31,033,033	(2,336,735)

Distributions to Shareholders:
Net investment income	(4,463,988)	(4,107,239)
Net realized gain from investment transactions	(11,203,043)	—
Total Distributions	(15,667,031)	(4,107,239)

Capital Share Transactions:
Proceeds from sale of shares	7,178,813	14,807,618
Net assets of shares issued in connection with merger	—	20,357,744
Proceeds from reinvestment of dividends and distributions to shareholders	14,279,164	3,551,538
Cost of shares redeemed	(47,345,268)	(58,741,499)
Net decrease in net assets from capital share transactions	(25,887,291)	(20,024,599)
Total Decrease in Net Assets	(10,521,289)	(26,468,573)

Net Assets:
Beginning of year	306,226,548	332,695,121
End of year	$295,705,259	$306,226,548

Distributions in excess of net investment income, at end of year	$(13,378)	$(5,024)

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Income and Growth Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Value Line Income and Growth Fund, Inc.

December 31, 2012

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2012:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$186,773,805	$0	$0	$186,773,805
Preferred Stocks	126,050	0	0	126,050
Convertible Preferred Stocks	5,299,010	359,032	0	5,658,042
U.S. Treasury Obligations	0	34,197,106	0	34,197,106
Commercial Mortgage-Backed Securities	0	778,688	0	778,688
Corporate Bonds & Notes	0	21,992,345	0	21,992,345
Convertible Corporate Bonds & Notes	0	12,514,931	0	12,514,931
Long-Term Municipal Securities	0	1,064,641	0	1,064,641
U.S. Government Agency Obligations & Government Sponsored Obligations	0	25,842,384	0	25,842,384
Short-Term Investments	0	22,841,060	0	22,841,060

Total Investments in Securities	$192,198,865	$119,590,187	$0	$311,789,052

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended December 31, 2012, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The ASU 2011-11 requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning US GAAP requirements with International Financial Reporting Standards. The ASU 2011-11 is effective for annual periods beginning on or after January 1, 2013. The Fund’s management is evaluating the effect of this guidance on the financial statements.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in the applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2009 through December 31, 2012), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income, adjusted for amortization of discount and premium, is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/(depreciation) on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

Value Line Income and Growth Fund, Inc.

December 31, 2012

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board of Directors. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.

Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the investment adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2012.

As of December 31, 2012, the Fund loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)
$14,055,582	$14,199,538	$14,380,400

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

3. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	821,795	1,721,612
Shares issued in connection with merger.	—	2,506,916
Shares issued to shareholders in reinvestment of dividends and distributions	1,657,336	426,620
Shares redeemed	(5,417,424)	(6,929,935)
Net decrease	(2,938,293)	(2,274,787)
Dividends per share from net investment income	$0.1303	$0.1136
Distributions per share from net realized gains	$0.3403	$—

4. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2012
Purchases:
U.S. Treasury & Government Agency Obligations	$30,641,410
Other Investment Securities	60,813,682
Total Purchases	$91,455,092
Sales:
U.S. Treasury & Government
Agency Obligations	$13,408,619
Other Investment Securities	111,450,955
Total Sales	$124,859,574

5. Income Taxes

At December 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$272,357,737
Gross tax unrealized appreciation	$41,540,884
Gross tax unrealized depreciation	(2,109,569)
Net tax unrealized appreciation on investments	$39,431,315
Undistributed long term gain	$2,556,517

During the year ended December 31, 2012, as permitted under federal income tax regulations, the Fund utilized $355,888 of capital loss carryforwards.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

Net realized gain (loss) differs from financial statements and tax purposes primarily due to wash sales, convertible preferred stock interest and accruals, contingent payment debt instruments, and investments in partnerships.

Value Line Income and Growth Fund, Inc.

December 31, 2012

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased distributions in excess of net investment income by $42,765, decreased accumulated realized gain by $164,276, and increased additional paid-in-capital by $207,041. Net assets were not affected by this reclassification. These reclassifications were due to differing treatments of distribution re-designations, real estate investment trusts, and foreign currency translation for tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President. Under the Act, net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital loses are used before pre-enactment net capital losses.

The tax composition of distributions to shareholders for the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Ordinary income	$4,450,666	$4,107,239
Long-term capital gain	11,216,365	—
	$15,667,031	$4,107,239

6. Investment Advisory Fees, Service and Distribution Fees, Sub-Transfer Agent Fee and Transactions With Affiliates

An advisory fee of $2,027,879 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2012. This was computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates by EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2012, fees amounting to $760,723, before fee waivers were accrued under the Plan. Effective March 1, 2009, and renewed annually, the Distributor contractually agreed to reduce the fee by 0.05%. The fee waiver amounted to $152,145 for the year ended December 31, 2012. The Distributor has no right to recoup previously waived amounts.

Effective July 5, 2012, the Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to Fund assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2012, fees amounting to $28,399 were paid under the sub TA plan.

Value Line Income and Growth Fund, Inc.
Notes to Financial Statements

For the year ended December 31, 2012, the Fund’s expenses were reduced by $289 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund. At December 31, 2012, the officers and directors of the Fund as a group owned 2,084 shares, representing less than 1% of the outstanding shares.

7. Other

The Fund has received notice that it has been named in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the “Committee”) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the Fund participated. The complaint alleges no misconduct by the Fund, and management intends to vigorously defend any lawsuit. The value of the proceeds received by the Fund is $490,522 (less than 1% of net assets) and the Fund could incur legal expenses from defending this lawsuit. A Defendants’ Executive Committee consisting of counsel for many of the shareholder defendants with the most at issue has filed a motion to dismiss all the complaints. Under a Case Management Order issued by the court, that motion is deemed filed on behalf of all defendants including the Fund. Oral argument on the motion is scheduled for March 1, 2013 before Judge Pauley. Management is currently assessing the case and has not yet determined the effect, if any, on the Fund’s net assets and results of operations.

Value Line Income and Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of year	$8.27	$8.46	$7.75		$6.39	$8.45

Income from investment operations:
Net investment income	0.13	0.11	0.10		0.10	0.14
Net gains or (losses) on securities (both realized and unrealized)	0.74	(0.19)	0.71		1.36	(1.94)
Total from investment operations	0.87	(0.08)	0.81		1.46	(1.80)

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.10)		(0.10)	(0.15)
Distributions from net realized gains	(0.34)	—	—		—	(0.03)
Return of capital	—	—	—		—	(0.08)
Total distributions	(0.47)	(0.11)	(0.10)		(0.10)	(0.26)
Net asset value, end of year	$8.67	$8.27	$8.46		$7.75	$6.39

Total return	10.62%	(0.90)%	10.55%		23.07%	(21.52)%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$295,705	$306,227	$332,695		$340,210	$307,748
Ratio of expenses to average net assets(1)	1.19%	1.20%	1.14	%(2)	1.13%	1.10%
Ratio of expenses to average net assets(3)	1.14%	1.15%	1.05	%(4)	1.09%	1.09%
Ratio of net investment income to average net assets	1.48%	1.25%	1.22%		1.49%	1.87%
Portfolio turnover rate	31%	57%	46%		56%	86%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers, would have been 1.09% for the year ended December 31, 2008 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(3)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.
(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Income and Growth Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Income and Growth Fund, Inc. (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 22, 2013

Value Line Income and Growth Fund, Inc.

2012 Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE INCOME AND GROWTH FUND, INC.

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Income and Growth Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, including a comparison to a peer group of funds consisting of the Fund and all retail and institutional mixed-asset target allocation moderate funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as selected, classified and prepared objectively by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rate, Rule 12b-1 fee rate, and the rate of other non-management expenses, to those of a peer group of funds consisting of the Fund and seven other retail no-load mixed-asset target allocation moderate funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of Fund, the Expense Group and all other retail no-load mixed-asset target allocation moderate funds (excluding as selected, classified and prepared objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1   For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Fund’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”). Likewise, for periods prior to December 23, 2010, the term “Distributor” refers to the predecessor entities of the Fund’s current distributor, EULAV Securities LLC (the “Distributor”), which were EULAV Securities, Inc. and Value Line Securities, Inc.

Value Line Income and Growth Fund, Inc.

2012 Annual Report (unaudited)

In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser, and the Adviser’s and the Distributor’s profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or the Distributor; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund underperformed the Performance Universe average and the Lipper Index for the one-year and three-year periods ended March 31, 2012. The Board also noted that the Fund’s performance for the five-year and ten-year periods ended March 31, 2012 was above the performance of the Performance Universe average and the Lipper Index.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objectives and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire, (ii) continuity of the Adviser’s staff attributable in part to its actions previously taken to attract and retain personnel, including its prior improvements to employee benefit programs and increased base compensation and merit-based compensation for certain staff members to be more industry competitive, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Value Line Income and Growth Fund, Inc.

2012 Annual Report (unaudited)

Management Fee and Expenses. The Board considered the Adviser’s management fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe, both before and after applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group average. After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group average and greater than that of the Expense Universe average. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

The Board also considered the Fund’s total expense ratio relative to those of funds in its Expense Group and Expense Universe. The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of a portion of the Fund’s Rule 12b-1 fee for another one-year period ending June 30, 2013. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0.20% of the Fund’s average daily net assets for the one-year period ending June 30, 2013. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was slightly higher than that of the Expense Group average and the Expense Universe average, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. The Board concluded that the Fund’s expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising the Fund’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds, and better use of the Adviser’s resources. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Value Line Income and Growth Fund, Inc.

2012 Annual Report (unaudited)

Economies of Scale. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the first $100 million of the Fund’s average daily net assets are subject to a fee of 0.70% and any additional assets are subject to a fee of 0.65%. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

Value Line Income and Growth Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 95.57% of the ordinary income distribution paid during the calendar year 2012, qualify for the corporate dividends received deductions.

During the calendar year 2012, 100% of the ordinary income distribution are treated as qualified dividends.

During the calendar year 2012, the Fund distributed $11,216,365 from long-term capital gains.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Income and Growth Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 11 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years
Interested Director*
Mitchell E. Appel YOB: 1970 Other Directorships: None	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956 Other Directorships: Burnham Investors Trust, since 2004 (4 funds)	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931 Other Directorships: None	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935 Other Directorships: None	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939 Other Directorships: None	Director	Since 1983	Chairman, Institute for Political Economy.
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949 Other Directorships: None	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser).

Value Line Income and Growth Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954 Other Directorships: None	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Income and Growth Fund, Inc.

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Value Line Income and Growth Fund, Inc.

The Value Line Family of Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to taxable and tax-exempt fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986 — Value Line Core Bond Fund** seeks to maximize current income.

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Small Cap Opportunities Fund*** invests in U.S. common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.
**	Formerly known as the Value Line Aggressive Income Trust.
***	Formerly known as the Value Line Emerging Opportunities Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

              (f)   Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.   Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
                    (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.   Principal Accountant Fees and Services

(a)  Audit Fees 2012 - $70,796
   Audit Fees 2011 - $70,540

            (b)  Audit-Related fees – None.

            (c)  Tax Preparation Fees 2012 -$35,075
   Tax Preparation Fees 2011 - $32,606

            (d)  All Other Fees – None

            (e)  (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

            (e)  (2) Not applicable.

            (f)   Not applicable.

            (g)   Aggregate Non-Audit Fees 2012 -$2,900
   Aggregate Non-Audit Fees 2011 - $2,400

            (h)  Not applicable.

Item 11   Controls and Procedures

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 8, 2013